Stable Coin workflow – High Level Overview

Token Creation

Token Destruction


1
Customer initiates AML process
Customer approved
2
Approved Customer sends funds
Funds Received
3
New Tokens Minted
Customer initiates AML process
Customer approved
Approved Customer sends tokens
Tokens Received
Funds sent out
Tokens Burned

Stable Coin token creation workflow – Implementation


1
Customer initiates AML process
2
Approved customer sends funds/asset
3
Approved Customer Receives Tokens
Token Request
Approval & Funding Instructions
Tokens Minted
Stable Coin Layer
Customer Info
Approval
Prime Trust CIP & AML
FIAT/Assets
Mint confirmation
Prime Trust
Remaining FIAT/ Assets
Fees
Escrow Account FBO Token Holders
Stable Coin Custodial Account

PrimeTrust

Stable Coin creation workflow – Integration



Creating a user and creating escrow and fees account
Users
Authentication
Send user info to Prime Trust to open accounts
Inviting another user to an account
User Invitations
View Account Activity – Totals, Positions & Statements
Cash Totals
Positions
Statements
Account Cash Ledger
Cash Transactions
Create a new contact for CIP/AML
1
Contacts
Linked to
Escrow Account
Notification when contact clears
Webhooks
Create a deposit for token minting
2
Payment Methods
Contributions (linked for fees)
Approved Contact
Escrow Account
Depositing Digital Assets
Digital Assets
Mint new tokens
3
Webhooks
Mint New Tokens (non Prime Trust)

Stable Coin token destruction workflow – Implementation


1
Customer initiates AML process
Token Request and Payment Info
Approval & Instructions
Stable Coin Layer
Customer Info
Approval
Prime Trust CIP & AML
2
Approved customer sends tokens
Send Tokens
Destruct Confirmation
Prime Trust
3
Approved Customer Receives Funds
Funds Sent confirmation
Remaining FIAT/Assets
FIAT/ Assets
Escrow Account FBO Token Holders
Fees
Stable Coin Custodial Account

Stable Coin destruction workflow – Integration


Creating a user and creating escrow and fees account
Users
Authentication
Send user info to Prime Trust to open accounts
Inviting another user to an account
User Invitations
View Account Activity – Totals, Positions & Statements
Cash Totals
Positions
Statements
Account Cash Ledger
Cash Transactions
Create a new contact for CIP/AML
1
Contacts
Linked to
Escrow Account
Notification when contact clears
Webhooks
Create a withdrawal for token destruction
2
Payment Methods
Disbursement
Approved Contact
Escrow Account
Withdrawing Digital Assets
Digital Assets
Burn existing tokens
3
Webhooks
Burn Tokens (non Prime Trust)

PrimeTrust